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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   0-25642                    13-3245741
 (State of incorporation)    (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)

    500 West Jefferson Street
     PNC Plaza - 19th Floor
      Louisville, Kentucky                            40202-2823
(Address of principal executive office)               (Zip Code)

       Registrant's telephone number, including area code: (502) 589-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7 - Regulation FD Disclosure
Item 7.01  Regulation FD Disclosure.

See the following press release, dated October 21, 2004, announcing that Commonwealth Industries was commencing a cash tender offer and consent solicitation for all of its 10 3/4% senior subordinated notes due 2006:

NEWS RELEASE
                                     Contact:    Kim S. Knotts
                                                 Director of Investor Relations
                                                 (502) 588-8207

                  COMMONWEALTH INDUSTRIES COMMENCES CASH TENDER
                  OFFER AND CONSENT SOLICITATION FOR ALL OF ITS
                    10-3/4% SENIOR SUBORDINATED NOTES DUE 2006

LOUISVILLE, KY - OCTOBER 21, 2004 - Commonwealth Industries, Inc. (NASD:CMIN) today announced that it has commenced a cash tender offer to purchase all of its outstanding $125 million aggregate principal amount of 10-3/4% Senior Subordinated Notes due 2006 (CUSIP #202904AC2) (the "Notes") on the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated October 21, 2004 (the "Statement").

The purchase price for validly tendered Notes is $1,000 per $1,000 principal amount of Notes. In addition, the Company will pay accrued and unpaid interest on validly tendered Notes up to but excluding the payment date. Furthermore, under certain circumstances, as set forth below, the Company will pay a consent payment of $10.00 per $1,000 principal amount of Notes to tendering holders of Notes.

The consummation of the tender offer is subject to, among other general conditions set forth in the Statement (i)-the execution of a supplemental indenture effectuating the proposed amendments described below following the receipt of consents from holders of at least a majority of the aggregate principal amount of Notes in the consent solicitation and (ii) the consummation of the Company's merger with a subsidiary of IMCO Recycling Inc.

In connection with the tender offer, the Company is also soliciting consents from holders of the Notes to, among other things, eliminate certain restrictive covenants and events of default and amend certain notice requirements in connection with a redemption of the Notes included in the indenture under which the Notes were issued. A holder may not tender Notes without delivering a corresponding consent, and vice versa. The consent solicitation will expire at 12:00 midnight, New York City time, on November 3, 2004, unless extended or earlier terminated by the Company. Holders of the Notes who desire to receive the consent payment and the tender offer consideration with respect to the Notes must both validly consent to the proposed amendments and tender their Notes prior to the expiration of the consent solicitation. Holders who tender their Notes after the expiration of the consent solicitation will receive only the purchase price for the tender offer.

The tender offer will expire at 12:00 midnight, New York City time, on November 18, 2004, unless extended or earlier terminated by the Company.

The Company has engaged Deutsche Bank Securities Inc. as dealer manager for the tender offer and as solicitation agent for the consent solicitation. Questions regarding the tender offer or the consent solicitation should be directed to MacKenzie Partners, Inc. (the Information Agent) at: 105 Madison Avenue, New York, NY 10016, (212) 929-5500 (call collect), or call toll free (800) 322-2885,
proxy@mackenziepartners.com. Questions may also be directed to the dealer manager and solicitation agent at: 60 Wall Street, New York, NY 10005, Attn:
Chris Wagner, (212) 250-7466 (call collect).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO PURCHASE, A SOLICITATION OF AN OFFER TO PURCHASE OR A SOLICITATION OF A CONSENT WITH RESPECT TO ANY OF THE NOTES. THE TENDER OFFER AND CONSENT SOLICITATION ARE BEING MADE SOLELY BY THE STATEMENT.

Commonwealth Industries is one of North America's leading manufacturers of aluminum sheet for distributors and the transportation, construction, and consumer durables product industries. The Company has direct-chill casting facilities in Kentucky and continuous mini-mills in Ohio and California.

Commonwealth Industries announced a proposed merger with IMCO Recycling Inc. on June 17, 2004. IMCO Recycling Inc. has filed a Form S-4 with the Securities and Exchange Commission related to the proposed merger.

Certain statements set forth above may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the consummation of the closing of the merger between Commonwealth and IMCO Recycling Inc., and the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive position and growth opportunities are forward-looking statements. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to materially differ from any future results or performance expressed or implied by such statements. Such factors may include, without limitation, the success of the implementation of the Company-wide information system, the effect of global economic conditions, the ability to achieve the level of cost savings or productivity improvements anticipated by management, including synergies that the IMCO merger are expected to produce, the timing of the closing of the proposed merger with IMCO, the effect (including possible increases in the cost of doing business) resulting from war or terrorist activities or political uncertainties, the ability to successfully implement new marketing and sales strategies, the impact of competitive products and pricing, product development and commercialization, availability and cost of critical raw materials, the ability to effectively hedge the cost of raw materials, capacity and supply constraints or difficulties, the success of the Company in implementing its business strategy, and other risks as detailed in the Company's various filings with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMONWEALTH INDUSTRIES, INC.

                                    By /s/ Henry Del Castillo
                                       ---------------------------------------
                                       Henry Del Castillo
                                       Vice President Finance

Date:  October 21, 2004